UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31_

Date of reporting period: 2/28/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
February 28, 2015

Franklin Universal Trust

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Universal Trust	1
Performance Summary	5
Annual Shareholders’ Meeting	6
Important Notice to Shareholders	7
Dividend Reinvestment and
Cash Purchase Plan	8
Financial Highlights and
Statement of Investments	10
Financial Statements	20
Notes to Financial Statements	24
Shareholder Information	30

Semiannual Report

Franklin Universal Trust

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 28, 2015.

Your Fund’s Goals and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the six months under review, the Fund’s cumulative total returns were -0.70% based on net asset value and +1.57% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, posted a -0.74% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, produced a +6.44% total return for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six-month period ended February 28, 2015, although economic expansion moderated in 2014’s fourth quarter. A wider trade deficit and lower federal defense spending partially offset the positive effect from greater spending by consumers, businesses, and state and local governments. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.5% in February 2015 from 6.1% in August 2014.3 Housing market data were generally soft as median home prices and existing home sales fell, while new home sales rose and mortgage rates declined during the six-month period. Retail sales softened in the second half of the period despite job growth and falling gasoline prices. Inflation, as measured by the Consumer Price Index, remained low for the period and fell sharply toward period-end resulting from lower energy and import prices.

1. Source: Credit Suisse Group.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 11.

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The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action. In her monetary policy testimony, Fed Chair Janet Yellen asserted that removing the word “patient” from the Fed’s future policy guidance would not necessarily mean an immediate rate hike. Instead, the Fed would be giving itself the flexibility to decide on rates on a meeting-by-meeting basis.

The 10-year Treasury yield declined from 2.35% at the start of the period to 2.00% by period-end, as investors sought less risky assets given concerns about Greece’s debt negotiations, the crisis in Ukraine, moderating economic growth in China and soft domestic data near period-end.

Portfolio Breakdown*
2/28/15
% of Total
Net Assets
Corporate Bonds	83.9%
Utilities Common Stocks	39.8%
Natural Resources Common Stocks	1.6%
Materials Common Stocks	1.5%
Senior Floating Rate Interests	0.5%
Convertible Preferred Stocks	0.1%
Transportation Common Stocks	0.1%
Short-Term Investments & Other Net Assets	-27.5%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Top 10 Holdings
Based on Total Net Assets
2/28/15 vs. 8/31/14
Issuer	2/28/15
Dominion Resources Inc.	3.6%
Duke Energy Corp.	3.1%
Sempra Energy	2.7%
NextEra Energy Inc.	2.6%
Edison International	2.4%
Pinnacle West Capital Corp.	2.2%
American Electric Power Co. Inc.	2.1%
The Southern Co.	2.0%
Entergy Corp.	2.0%
CenterPoint Energy Inc.	1.7%
Issuer	8/31/14
Dominion Resources Inc.	3.3%
Duke Energy Corp.	3.3%
Sempra Energy	2.5%
NextEra Energy Inc.	2.3%
The Southern Co.	2.3%
Edison International	2.1%
CenterPoint Energy Inc.	2.0%
American Electric Power Co. Inc.	1.9%
Pinnacle West Capital Corp.	1.9%
Entergy Corp.	1.8%

Manager’s Discussion

Performance of the Fund’s primary asset classes was mixed over the semiannual period under review. Although the U.S. economy showed more signs of a sustainable recovery, ongoing weakness in Europe and concerns over China’s moderating growth kept interest rates at historically low levels. The sharp decline in crude oil prices from more than $95 in August to around $50 in February also served to alleviate inflationary pressures. The yield on the 10-year Treasury bond declined even as the market increasingly expected the Fed to begin to raise short-term rates later this year. High yield corporate

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FRANKLIN UNIVERSAL TRUST

bonds, which would normally have benefited from the moderate growth environment experienced over the past six months, declined 0.74%, as measured by the CS High Yield Index, largely due to the performance of the energy sector.1 Energy was the high yield index’s largest sector and approached a 20% index weighting at the beginning of the period. As oil prices fell, bonds of energy companies followed suit, impacting overall high yield returns. The oil price decline accelerated in December following the decision by the Organization of the Petroleum Exporting Countries not to cut oil production in late November, and the high yield market experienced large outflows, which impacted not only energy but also overall market returns. Crude oil prices stabilized in January and recovered slightly in February, enabling energy bonds to rally from December lows and improving overall sentiment toward the high yield asset class. Inflows into the high yield asset class led to positive performance so far in 2015, but over the semiannual period, high yield corporate bond returns were negative. Conversely, utility stocks benefited from the low interest rate environment as the drop in oil and many other commodity prices painted a benign inflationary outlook. The low rates combined with a favorable fundamental outlook for utilities enabled the S&P 500 Utilities Index to deliver a +6.44% return for the period.2

High Yield Corporate Bonds

The Fund benefited from its overweighted positions in health care and wireless communications relative to the CS High Yield Index.4 The health care sector benefited from the Affordable Care Act (ACA). The number of people with health insurance rose as the ACA was implemented, and these people began to consume more health care and to pay a larger percentage of their bills. This trend resulted in higher volumes and lower bad debt for most of the sector, especially for hospitals, which make up a large part of the health care sector. Supporting performance of the wireless communications industry was continued momentum in adding subscribers and increasing data revenues. Tower companies also benefited from the proliferation of wireless devices.

The Fund’s performance in the high yield sector was impeded by overweighted positions in the energy and metals and mining sectors relative to the CS High Yield Index. Energy bonds suffered in conjunction with the steady oil price decline, and natural gas prices also weakened in the winter months, which further pressured the sector. Investors were particularly concerned that lower oil and gas prices could lead to tightening liquidity profiles for energy companies. Weak commodity pricing hampered metals and mining. Oversupply in many commodities coupled with moderating growth in China led to falling prices, lowering cash flow generation.

Utility Stocks

The utilities sector, as measured by the S&P 500 Utilities Index, rose 6.44%, marginally outperforming the +6.12% total return of the S&P 500 Index for the six-month period.2 Utilities far outpaced the broad index during the first five months of the period but gave up most of those gains in February. In that month, utilities stocks corrected sharply while long-term bond yields increased, largely as a result of improving U.S. economic indicators and the anticipation of upcoming Fed action to counter inflationary concerns. History has shown an inverse correlation between utilities stocks and long-term interest rates. Overall, the fundamental outlook for utilities was still healthy in our view, and we remained committed to our current holdings. Some of the Fund’s top contributors for the period included CMS Energy, PG&E and Public Service Enterprise Group, all of which were core holdings within the Fund’s portfolio.

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. Wireless communication holdings are in telecommunication services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: FT	2/28/15	8/31/14		Change
Net Asset Value (NAV)	$8.04	$8.34	-$	0.30
Market Price (NYSE)	$7.26	$7.39	-$	0.13

Distributions (9/1/14–2/28/15)
Dividend
Income
$0.2370

Performance[1]
		Cumulative				Average Annual				Average Annual
		Total Return[2]				Total Return[2]				Total Return (3/31/15)[3]
		Based		Based on		Based		Based on		Based		Based on
		on NAV[4]		Market Price[5]		on NAV[4]		Market Price[5]		on NAV[4]		Market Price[5]
6-Month		-0.70%	+	1.57%		-0.70%	+	1.57%
1-Year	+	4.55%	+	7.65%	+	4.55%	+	7.65%	+	1.51%	+	7.07%
5-Year	+	72.99%	+	74.02%	+	11.58%	+	11.72%	+	10.47%	+	11.23%
10-Year	+	120.35%	+	143.61%	+	8.22%	+	9.31%	+	8.38%	+	9.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of princi-
pal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes.
When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Annual Shareholders’ Meeting

March 20, 2015

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 20, 2015. At the meeting, the holders of 21,363,789 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

The results of the voting at the meeting are as follows:
	Shares	% of	Shares	% of
Nominees	For	Voted	Withheld	Voted
Harris J. Ashton	20,633,886	96.58%	729,903	3.42%
Mary C. Choksi	20,713,954	96.96%	649,835	3.04%
Sam Ginn	20,642,973	96.63%	720,816	3.37%
Edith E. Holliday	20,674,202	96.77%	689,587	3.23%
Gregory E. Johnson	20,732,063	97.04%	631,725	2.96%
Rupert H. Johnson, Jr.	20,677,825	96.79%	685,963	3.21%
J. Michael Luttig	20,717,734	96.98%	646,055	3.02%
Frank A. Olson	20,630,451	96.57%	733,338	3.43%
Larry D. Thompson	20,668,223	96.74%	695,565	3.26%
John B. Wilson	20,733,263	97.05%	630,525	2.95%

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Important Notice to Shareholders

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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FRANKLIN UNIVERSAL TRUST

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan

Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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FRANKLIN UNIVERSAL TRUST

Financial Highlights

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.34	$7.61	$7.47	$6.87	$6.57	$5.85
Income from investment operations:
Net investment income[a]	0.22	0.47	0.43	0.45	0.45	0.47
Net realized and unrealized gains (losses)	(0.28)	0.73	0.17	0.61	0.31	0.71
Total from investment operations	(0.06)	1.20	0.60	1.06	0.76	1.18
Less distributions from net investment
income	(0.24)	(0.47)	(0.46)	(0.46)	(0.46)	(0.46)
Net asset value, end of period	$8.04	$8.34	$7.61	$7.47	$6.87	$6.57
Market value, end of period[b]	$7.26	$7.39	$6.76	$7.38	$6.33	$6.23

Total return (based on market value
per share)[c]	1.57%	16.71%	(2.45)%	24.47%	9.01%	32.53%

Ratios to average net assets[d]
Expenses	1.97%[e]	1.97%[e,f]	2.34%	2.46%	2.51%	2.63%
Net investment income	5.51%	5.76%	5.58%	6.20%	6.41%	7.36%

Supplemental data
Net assets, end of period (000’s)	$202,024	$209,674	$191,223	$187,729	$172,758	$165,075
Portfolio turnover rate	9.20%	18.25%	21.95%	19.40%	41.60%	38.23%
Total debt outstanding at end of period
(000’s)	$60,000	$60,000	$60,000	$42,000	$42,000	$42,000
Asset coverage per $1,000 of debt	$4,367	$4,495	$4,187	$5,470	$5,113	$4,930
Average amount of senior fixed rate Notes
per share during the period	$2.39	$2.39	$1.68	$1.67	$1.67	$1.67

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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	FRANKLIN UNIVERSAL TRUST

Statement of Investments, February 28, 2015 (unaudited)
	Country	Shares	Value
Common Stocks 43.0%
Energy 1.6%
Spectra Energy Corp.	United States	92,350	$3,277,502
Materials 1.5%
BHP Billiton PLC, ADR	Australia	25,185	1,264,287
Freeport-McMoRan Inc., B	United States	80,380	1,738,619
[a]Verso Corp.	United States	4,527	10,865
			3,013,771
Transportation 0.1%
[a]CEVA Holdings LLC	United Kingdom	179	125,601
Utilities 39.8%
Alliant Energy Corp.	United States	40,000	2,544,000
American Electric Power Co. Inc.	United States	75,000	4,318,500
CenterPoint Energy Inc.	United States	169,800	3,530,142
CMS Energy Corp.	United States	65,000	2,283,450
Consolidated Edison Inc.	United States	42,000	2,651,880
Dominion Resources Inc.	United States	100,000	7,209,000
DTE Energy Co.	United States	25,000	2,050,750
Duke Energy Corp.	United States	80,060	6,288,713
Edison International	United States	75,000	4,818,750
Entergy Corp.	United States	50,000	3,975,500
Exelon Corp.	United States	55,000	1,865,600
FirstEnergy Corp.	United States	60,000	2,098,800
Great Plains Energy Inc.	United States	70,000	1,862,700
NextEra Energy Inc.	United States	50,000	5,173,000
PG&E Corp.	United States	50,000	2,686,500
Pinnacle West Capital Corp.	United States	70,000	4,485,600
PPL Corp.	United States	80,000	2,728,000
Public Service Enterprise Group Inc.	United States	45,000	1,892,700
Sempra Energy	United States	50,000	5,410,000
The Southern Co.	United States	87,250	3,995,177
UIL Holdings Corp.	United States	40,000	2,022,000
Westar Energy Inc.	United States	60,000	2,331,000
Wisconsin Energy Corp.	United States	40,000	2,039,200
Xcel Energy Inc.	United States	60,000	2,116,800
			80,377,762
Total Common Stocks (Cost $47,633,368)			86,794,636
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	5,850
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	388	271,887
Total Convertible Preferred Stocks (Cost $587,093)			277,737

		Principal
		Amount*
Corporate Bonds 83.9%
Automobiles & Components 0.6%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,100,000	1,188,000
Banks 3.2%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	500,000	538,750
5.00%, 8/15/22	United States	1,200,000	1,278,756
[b]144A, 6.625%, 4/01/18	United States	300,000	328,125

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Banks (continued)
[c]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,100,000	$1,123,375
[c]JPMorgan Chase & Co., junior sub. bond,
R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	921,938
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	800,000	791,000
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	900,000	1,017,562
5.125%, 5/28/24	United Kingdom	400,000	423,750
			6,423,256
Capital Goods 2.1%
[b]Abengoa Finance SAU, senior note, 144A,
8.875%, 11/01/17	Spain	1,200,000	1,250,250
7.75%, 2/01/20	Spain	150,000	148,312
[b,d]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	500,000	500,000
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	900,000	907,875
Oshkosh Corp., senior note, 5.375%, 3/01/22	United States	500,000	515,000
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	200,000	205,500
senior sub. note, 6.00%, 7/15/22	United States	200,000	203,500
[b]Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	600,000	586,500
			4,316,937
Commercial & Professional Services 1.9%
ADS Waste Holdings Inc., senior note, 8.25%, 10/01/20	United States	1,500,000	1,567,500
[b]Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A,
8.50%, 10/15/18	United Kingdom	700,000	703,063
[b]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	500,000	516,250
[b]IHS Inc., senior note, 144A, 5.00%, 11/01/22	United States	300,000	306,375
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	600,000	638,694
			3,731,882
Consumer Durables & Apparel 2.8%
KB Home,
senior bond, 7.50%, 9/15/22	United States	1,100,000	1,116,500
senior note, 4.75%, 5/15/19	United States	200,000	194,250
senior note, 7.00%, 12/15/21	United States	300,000	302,250
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	200,000	207,000
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	700,000	738,500
[b]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	492,000	523,980
5.25%, 4/15/21	United States	400,000	394,000
5.625%, 3/01/24	United States	700,000	687,750
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	764,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	900,000	816,750
			5,745,730
Consumer Services 4.3%
[b]1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A,
6.00%, 4/01/22	Canada	1,000,000	1,045,000
[b]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	700,000	603,750
[e]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	United States	1,200,000	873,000
9.00%, 2/15/20	United States	300,000	222,750
[b]Cleopatra Finance Ltd., senior secured bond, 144A, 6.50%, 2/15/25	Italy	1,500,000	1,495,313
[b,e]Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	1,600,000	6,080
[b]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	975,375

12 | Semiannual Report		franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
MGM Resorts International, senior note,
6.875%, 4/01/16	United States	1,200,000	$1,260,000
7.50%, 6/01/16	United States	800,000	850,000
Pinnacle Entertainment Inc., senior note, 6.375%, 8/01/21	United States	500,000	533,750
[b]Scientific Games International Inc.,
senior note, 144A, 10.00%, 12/01/22	United States	500,000	490,625
senior secured note, first lien, 144A, 7.00%, 1/01/22	United States	400,000	414,000
			8,769,643
Diversified Financials 3.4%
[b]AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 144A,
5.00%, 10/01/21	Netherlands	500,000	543,750
Ally Financial Inc., senior note, 5.50%, 2/15/17	United States	600,000	630,426
E*TRADE Financial Corp., senior note,
6.375%, 11/15/19	United States	800,000	860,320
5.375%, 11/15/22	United States	300,000	317,250
Navient Corp., senior note,
8.45%, 6/15/18	United States	900,000	1,030,500
5.50%, 1/15/19	United States	800,000	844,000
4.875%, 6/17/19	United States	800,000	838,000
[b]Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%,
3/15/22	United States	700,000	752,500
[b]OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	900,000	959,580
			6,776,326
Energy 17.4%
Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%,
7/15/22	United States	200,000	214,344
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
senior bond, 7.875%, 4/15/22	United States	700,000	556,500
senior note, 8.625%, 10/15/20	United States	600,000	495,000
[b]California Resources Corp.,
senior bond, 144A, 6.00%, 11/15/24	United States	400,000	357,750
senior note, 144A, 5.50%, 9/15/21	United States	400,000	367,000
CGG SA, senior note,
7.75%, 5/15/17	France	203,000	191,835
6.50%, 6/01/21	France	600,000	493,500
6.875%, 1/15/22	France	300,000	240,188
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	800,000	656,000
8.25%, 9/01/21	United States	200,000	156,000
7.625%, 11/15/22	United States	300,000	224,250
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	1,350,000	1,266,469
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	1,700,000	1,857,250
4.875%, 4/15/22	United States	300,000	297,750
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,200,000	1,134,000
[b]Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%, 8/15/22	United States	300,000	264,000
CONSOL Energy Inc., senior note,
8.25%, 4/01/20	United States	300,000	313,875
6.375%, 3/01/21	United States	300,000	303,000
5.875%, 4/15/22	United States	800,000	774,000
[b]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,100,000	891,000

franklintempleton.com		Semiannual Report | 13

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP,
senior bond, 5.875%, 1/15/24	United States	200,000	$215,000
senior note, first lien, 7.50%, 10/15/20	United States	1,500,000	1,725,000
[f]Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000	949,000
[b]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	600,000	420,375
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	800,000	578,000
[f]Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	1,200,000	534,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	1,000,000	772,500
8.875%, 5/15/21	United States	400,000	306,000
9.25%, 2/15/22	United States	200,000	150,500
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	700,000	733,250
5.50%, 1/15/21	United States	200,000	203,000
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,000,000	910,000
7.75%, 2/01/21	United States	700,000	614,250
6.50%, 9/15/21	United States	100,000	84,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	1,000,000	965,000
[b]Memorial Resource Development Corp., senior note, 144A, 5.875%, 7/01/22	United States	500,000	481,250
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	700,000	442,750
[b]Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	700,000	682,500
Oasis Petroleum Inc., senior note,
7.25%, 2/01/19	United States	200,000	199,750
6.50%, 11/01/21	United States	400,000	387,000
6.875%, 3/15/22	United States	400,000	394,000
6.875%, 1/15/23	United States	200,000	194,500
[b]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	400,000	244,500
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	700,000	460,250
senior secured note, first lien, 7.50%, 11/01/19	United States	700,000	458,500
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,200,000	1,278,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000	689,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
senior note,
8.375%, 6/01/20	United States	390,000	431,925
6.50%, 5/15/21	United States	400,000	432,000
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	700,000	694,750
5.25%, 5/01/23	United States	400,000	393,500
[b,e,g]Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%,
6/21/19	United States	1,000,000	662,500
[b]Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 144A,
8.375%, 6/01/19	United States	1,100,000	1,166,000
Sabine Pass Liquefaction LLC, first lien,
5.625%, 2/01/21	United States	1,000,000	1,028,750
6.25%, 3/15/22	United States	200,000	211,250
5.625%, 4/15/23	United States	500,000	513,750
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	1,100,000	379,500
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	900,000	902,250
[b]144A, 6.125%, 1/15/23	United States	300,000	276,750

14 | Semiannual Report		franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[b]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,100,000	$1,050,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,200,000	843,000
			35,113,011
Food, Beverage & Tobacco 3.5%
Constellation Brands Inc.,
senior bond, 4.75%, 11/15/24	United States	400,000	429,000
senior note, 4.25%, 5/01/23	United States	500,000	520,000
[b]Cott Beverages Inc., senior note, 144A, 6.75%, 1/01/20	United States	600,000	601,500
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,072,000	1,095,316
[b]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	800,000	814,000
[b]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	600,000	600,375
senior note, 144A, 8.25%, 2/01/20	United States	300,000	319,500
senior note, 144A, 7.25%, 6/01/21	United States	700,000	739,826
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	800,000	836,000
[b]144A, 6.75%, 12/01/21	United States	500,000	512,500
[b]144A, 6.00%, 12/15/22	United States	100,000	98,875
WhiteWave Foods Co., senior note, 5.375%, 10/01/22	United States	500,000	538,125
			7,105,017
Health Care Equipment & Services 5.9%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	900,000	970,875
senior sub. note, 6.50%, 6/15/20	United States	100,000	104,000
AmSurg Corp., senior note, 5.625%, 7/15/22	United States	200,000	213,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
7.75%, 2/15/19	United States	1,000,000	1,045,750
6.00%, 10/15/21	United States	100,000	107,375
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	900,000	966,375
senior note, 7.125%, 7/15/20	United States	400,000	428,000
senior note, 6.875%, 2/01/22	United States	200,000	214,000
senior secured note, first lien, 5.125%, 8/15/18	United States	600,000	622,500
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	400,000	415,750
senior note, 5.75%, 8/15/22	United States	500,000	541,250
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	800,000	852,000
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	1,400,000	1,468,278
senior note, 5.875%, 5/01/23	United States	800,000	878,000
senior secured bond, first lien, 5.875%, 3/15/22	United States	600,000	675,900
Tenet Healthcare Corp., senior note,
8.125%, 4/01/22	United States	1,000,000	1,135,000
[b]144A, 5.00%, 3/01/19	United States	800,000	806,000
[b]144A, 5.50%, 3/01/19	United States	400,000	408,250
			11,852,303
Materials 10.8%
ArcelorMittal, senior note, 6.25%, 3/01/21	Luxembourg	900,000	981,540
[b]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	500,000	538,125

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Semiannual Report | 15

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[b]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note,
144A,
6.25%, 1/31/19	Luxembourg	200,000	$201,000
7.00%, 11/15/20	Luxembourg	88,235	89,614
6.75%, 1/31/21	Luxembourg	200,000	202,250
6.00%, 6/30/21	Luxembourg	500,000	488,125
[b]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	800,000	779,000
[b]BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%,
5/01/18	Australia	1,400,000	1,449,000
[b]Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	600,000	601,875
[b]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	1,100,000	1,077,312
senior secured note, 144A, 9.00%, 1/11/18	Mexico	200,000	210,125
[b]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,000,000	988,875
[b]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	631,000	589,985
7.00%, 2/15/21	Canada	1,131,000	1,057,485
[b]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	444,444	447,500
8.25%, 11/01/19	Australia	1,300,000	1,233,375
[b]Ineos Finance PLC, senior secured note, 144A, 7.50%, 5/01/20	Switzerland	800,000	852,500
[b]Ineos Group Holdings SA, senior note, 144A,
6.125%, 8/15/18	Switzerland	300,000	307,125
5.875%, 2/15/19	Switzerland	200,000	202,500
[b]NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	1,100,000	1,164,625
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	700,000	763,000
Olin Corp., senior bond, 5.50%, 8/15/22	United States	800,000	826,000
[b]Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	600,000	624,750
[b]Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	800,000	771,000
[b]PSPC Escrow Corp., senior note, 144A, 6.50%, 2/01/22	United States	400,000	423,500
[b]Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	500,000	485,625
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	500,000	520,625
senior note, 8.50%, 5/15/18	United States	1,000,000	1,036,250
senior note, 9.00%, 4/15/19	United States	200,000	210,500
senior note, 9.875%, 8/15/19	United States	100,000	107,625
senior note, 8.25%, 2/15/21	United States	700,000	740,250
[b]Sealed Air Corp., senior note, 144A,
6.50%, 12/01/20	United States	400,000	455,080
8.375%, 9/15/21	United States	300,000	340,875
[b]Steel Dynamics Inc.,
senior bond, 144A, 5.50%, 10/01/24	United States	500,000	521,250
senior note, 144A, 5.125%, 10/01/21	United States	400,000	410,000
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	216,000	213,840
			21,912,106
Media 8.6%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	700,000	793,625
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	1,300,000	1,334,125
CCOH Safari LLC, senior bond, 5.75%, 12/01/24	United States	700,000	726,250
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	500,000	530,000
senior sub. note, 7.625%, 3/15/20	United States	700,000	743,750

16 | Semiannual Report franklintempleton.com

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Media (continued)
CSC Holdings LLC, senior note,
6.75%, 11/15/21	United States	700,000	$793,625
[b]144A, 5.25%, 6/01/24	United States	200,000	204,750
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	1,000,000	1,046,250
6.75%, 6/01/21	United States	700,000	748,125
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	900,000	981,000
senior note, 5.125%, 7/15/20	United States	800,000	837,000
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	1,300,000	1,259,375
senior secured note, first lien, 9.00%, 9/15/22	United States	100,000	97,125
[b]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	400,000	409,000
[b]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	500,000	480,000
[b]Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	800,000	852,000
[b]Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	600,000	637,875
[b]Univision Communications Inc.,
senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	358,000	390,220
senior secured note, first lien, 144A, 7.875%, 11/01/20	United States	200,000	215,500
[b]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,100,000	1,153,625
[b]Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	300,000	325,500
[b]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%,
1/15/25	United Kingdom	800,000	852,000
[b]VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	600,000	630,300
[b]WMG Acquisition Corp.,
secured note, 144A, 6.00%, 1/15/21	United States	1,190,000	1,224,962
senior note, 144A, 5.625%, 4/15/22	United States	100,000	100,250
			17,366,232

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
[b]Endo Finance LLC/Endo Ltd./Endo Finco Inc., senior bond, 144A, 6.00%,
2/01/25	United States	600,000	638,250
[b]inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	100,000	104,500
[b]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	400,000	432,500
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,600,000	1,704,000
[b]Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	300,000	326,625
5.625%, 12/01/21	United States	700,000	714,000
[b]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,100,000	1,161,875
			5,081,750

Retailing 1.7%
[b]American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%,
4/15/21	United States	900,000	920,250
[b,d]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	300,000	311,250
[b]Family Tree Escrow LLC, senior note, 144A, 5.75%, 3/01/23	United States	500,000	528,750
[b]Netflix Inc., senior bond, 144A, 5.875%, 2/15/25	United States	1,100,000	1,149,500
[b]New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	600,000	631,125
			3,540,875

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Semiannual Report | 17

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Software & Services 2.8%
[b]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,600,000	$1,502,000
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	1,300,000	1,365,812
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	900,000	1,078,200
senior note, 11.25%, 1/15/21	United States	136,000	155,720
[b]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	900,000	969,750
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	500,000	542,500
			5,613,982
Technology Hardware & Equipment 1.2%
[b]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	1,200,000	1,290,000
[b]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	700,000	679,000
[b,h]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	400,000	406,000
			2,375,000
Telecommunication Services 7.6%
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	300,000	339,938
[b]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	900,000	910,687
[b]Digicel Ltd., senior note, 144A,
6.00%, 4/15/21	Bermuda	500,000	497,500
[d]6.75%, 3/01/23	Bermuda	300,000	303,171
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	800,000	908,000
9.25%, 7/01/21	United States	200,000	234,250
8.75%, 4/15/22	United States	700,000	799,313
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	500,000	490,000
senior note, 7.25%, 10/15/20	Luxembourg	200,000	208,500
senior note, 7.50%, 4/01/21	Luxembourg	1,500,000	1,576,875
[b]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	900,000	963,562
Sprint Corp., senior bond,
7.875%, 9/15/23	United States	500,000	518,750
7.125%, 6/15/24	United States	200,000	200,000
[b]Sprint Nextel Corp., senior note, 144A,
9.00%, 11/15/18	United States	2,000,000	2,330,000
7.00%, 3/01/20	United States	500,000	556,405
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	200,000	210,500
senior bond, 6.375%, 3/01/25	United States	500,000	523,750
senior note, 6.542%, 4/28/20	United States	800,000	851,000
senior note, 6.125%, 1/15/22	United States	100,000	105,625
[b]Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	1,700,000	1,769,062
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	300,000	303,563
[b]Ymobile Corp., senior note, 144A, 8.25%, 4/01/18	Japan	700,000	732,179
			15,332,630
Transportation 1.6%
[b]Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	400,000	413,500
senior note, 144A, 9.75%, 5/01/20	United States	200,000	196,000
Hertz Corp., senior note,
7.50%, 10/15/18	United States	600,000	622,500
6.75%, 4/15/19	United States	1,000,000	1,037,500

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FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Transportation (continued)
[b]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	500,000	$498,750
[b]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	500,000	480,125
			3,248,375
Utilities 2.0%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	1,300,000	1,330,875
[b]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	354,000	399,578
[b]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000	965,000
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19	United States	200,000	196,000
[b]NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	600,000	636,000
[b,e]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	700,000	477,750
			4,005,203
Total Corporate Bonds (Cost $170,764,641)			169,498,258
[g,i]Senior Floating Rate Interests (Cost $970,147) 0.5%
Household & Personal Products 0.5%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	977,678	955,680

		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[a,j]NewPage Corp., Litigation Trust	United States	1,200,000	—
Total Investments before Short Term Investments
(Cost $219,955,249)			257,526,311
Short Term Investments (Cost $3,077,112) 1.5%
Money Market Funds 1.5%
[a,k]Institutional Fiduciary Trust Money Market Portfolio	United States	3,077,112	3,077,112

Total Investments (Cost $223,032,361) 129.0%			260,603,423
Notes Payable (29.7)%			(60,000,000)
Other Assets, less Liabilities 0.7%			1,420,201
Net Assets 100.0%			$202,023,624

See Abbreviations on page 29.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of
Trustees. At February 28, 2015, the aggregate value of these securities was $73,182,194, representing 36.22% of net assets.
cPerpetual security with no stated maturity date.
dA portion or all of the security purchased on a when-issued basis. See Note 1(b).
eSee Note 8 regarding defaulted securities.
fAt February 28, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
gThe coupon rate shown represents the rate at period end.
hIncome may be received in additional securities and/or cash.
iSee Note 1(c) regarding senior floating rate interests.
jSecurity has been deemed illiquid because it may not be able to be sold within seven days.
kSee Note 4(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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FRANKLIN UNIVERSAL TRUST

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$219,955,249
Cost - Sweep Money Fund (Note 4c)	3,077,112
Total cost of investments	$223,032,361
Value - Unaffiliated issuers	$257,526,311
Value - Sweep Money Fund (Note 4c)	3,077,112
Total value of investments	260,603,423
Cash	4,182
Receivables from dividends and interest	3,687,424
Notes issuance costs (Note 3)	90,547
Total assets	264,385,576
Liabilities:
Payables:
Investment securities purchased	1,100,000
Management fees	163,303
Transfer agent fees	38,307
Distributions to shareholders	992,710
Accrued interest (Note 3)	9,567
Senior fixed rate Notes (Note 3)	60,000,000
Accrued expenses and other liabilities	58,065
Total liabilities	62,361,952
Net assets, at value	$202,023,624
Net assets consist of:
Paid-in capital	$172,984,952
Undistributed net investment income	378,032
Net unrealized appreciation (depreciation)	37,571,062
Accumulated net realized gain (loss)	(8,910,422)
Net assets, at value	$202,023,624
Shares outstanding	25,131,894
Net asset value per share	$8.04

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Dividends	$1,647,380
Interest	5,911,635
Total investment income	7,559,015
Expenses:
Management fees (Note 4a)	989,610
Interest expense (Note 3)	856,217
Transfer agent fees	29,237
Custodian fees (Note 5)	1,225
Reports to shareholders	21,245
Professional fees	24,187
Trustees’ fees and expenses	8,404
Amortization of Notes issuance costs (Note 3)	12,233
Other	47,125
Total expenses	1,989,483
Expenses waived/paid by affiliates (Note 4c)	(1,525)
Net expenses	1,987,958
Net investment income	5,571,057
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,364,515
Net change in unrealized appreciation (depreciation) on investments	(8,630,040)
Net realized and unrealized gain (loss)	(7,265,525)
Net increase (decrease) in net assets resulting from operations	$(1,694,468)

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FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$5,571,057	$11,695,874
Net realized gain (loss) from investments	1,364,515	5,159,324
Net change in unrealized appreciation (depreciation) on investments	(8,630,040)	13,470,954
Net increase (decrease) in net assets resulting from operations	(1,694,468)	30,326,152
Distributions to shareholders from net investment income	(5,956,259)	(11,874,820)
Net increase (decrease) in net assets	(7,650,727)	18,451,332
Net assets:
Beginning of period	209,674,351	191,223,019
End of period	$202,023,624	$209,674,351
Undistributed net investment income included in net assets:
End of period	$378,032	$763,234

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN UNIVERSAL TRUST
FINANCIAL STATEMENTS

Statement of Cash Flows
for the six months ended February 28, 2015 (unaudited)

Cash flow from operating activities:
Dividends, interest and other income received	$7,636,543
Operating expenses paid	(1,135,180)
Interest expense paid	(861,000)
Purchases of long-term investments	(24,088,369)
Sales and maturities of long-term investments	24,073,760
Net sales of short-term investments	334,687
Cash provided – operating activities	5,960,441
Cash flow used from financing activities – distributions to shareholders	(5,956,259)
Net increase (decrease) in cash	4,182
Cash at beginning of period	—
Cash at end of period	$4,182

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash
Provided by Operating Activities
for the six months ended February 28, 2015 (unaudited)

Net increase (decrease) in net assets resulting from operating activities	$(1,694,468)
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Amortization of Notes issuance costs	12,233
Net amortization income	35,220
Other investment transactions	5,540
Decrease in dividends and interest receivable	36,768
Decrease in payables to affiliates, accrued expenses, and other liabilities	(20,455)
Increase in cost of investments	(1,044,437)
Decrease in unrealized appreciation on investments	8,630,040
Net cash provided by operating activities	$5,960,441

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FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Senior fixed rate notes are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the

24 | Semiannual Report

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests . Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended February 28, 2015 and August 31, 2014, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management.

During the periods ended February 28, 2015 and August 31, 2014, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2013, the Fund issued $60 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 2.87% per year, to maturity on August 28, 2018. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the period ended February 28, 2015, total interest expensed by the Fund on the Notes was $856,217. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2015. The issuance costs of $126,916 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the period ended February 28, 2015, the Fund amortized $12,233 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 28, 2015, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $2,370,000.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At February 28, 2015, the estimated fair value of the Notes was approximately $61,620,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed net assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$1,191,925
2018	9,083,012
Total capital loss carryforwards	$10,274,937

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$223,281,367

Unrealized appreciation	$47,019,591
Unrealized depreciation	(9,697,535)
Net unrealized appreciation (depreciation)	$37,322,056

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $25,188,369 and $23,868,215, respectively.

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Semiannual Report | 27

FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities

At February 28, 2015, the Fund had 64.38% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2015, the aggregate value of these securities was $2,242,080, representing 0.86% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments: [a]
Transportation	$—	$—	$403,338	$403,338
Other Equity Investments[b]	86,669,035	—	—	86,669,035
Corporate Bonds	—	169,492,178	6,080	169,498,258
Senior Floating Rate Interests	—	955,680	—	955,680
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	3,077,112	—	—	3,077,112
Total Investments in Securities	$89,746,147	$170,447,858	$409,418	$260,603,423

aIncludes common and convertible preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes security determined to have no value at February 28, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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FRANKLIN UNIVERSAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. New Accounting Pronouncements

In April 2015, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2015-03, Interest —Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs. The ASU changes the presentation of debt issuance costs in the Statement of Assets and Liabilities from presenting it as a deferred charge asset to a direct deduction from the carrying amount of the debt liability. The ASU is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt
FRN	Floating Rate Note
PIK	Payment-In-Kind

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Semiannual Report | 29

FRANKLIN UNIVERSAL TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing effective business continuity plans and developing strategies to address persistent cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued subsidization of money market funds.

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FRANKLIN UNIVERSAL TRUST
SHAREHOLDER INFORMATION

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end high yield funds as selected by Lipper during 2014, as well as the previous 10 years ended December 31, 2014. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return to be in the middle performing quintile of such performance universe for the one-year period and on an annualized basis to be in the second-highest performing quintile for the previous three-year period, in the highest performing quintile for the previous five-year period, and in the lowest performing quintile for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the highest performing quintile of its performance universe in 2014, and on an annualized basis to be in the middle-performing quintile of such universe for the previous three-year period, and in the second-highest performing quintile of such universe for the previous five- and 10-year periods. The Board noted that the Fund’s mandate to invest between 20 to 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which included pure high yield funds, and that its performance within such universe during certain periods reflected such difference. The Board found the Fund’s overall comparative performance to be satisfactory and in keeping with its investment objective of high current income consistent with preservation of capital. In doing so, the Board noted, as shown in the Lipper report, that the Fund’s income return in 2014 and each of the previous annualized three-, five- and 10-year periods exceeded 8%, and its total return exceeded 8% in 2014 and exceeded 10%, 11% and 8% for the previous three-, five- and 10-year annualized periods, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and 11 other leveraged closed-end high current yield funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of investment management fees. The Lipper report showed the Fund’s contractual management fee rate to be below the median of its Lipper expense group and its actual total expense ratio to be nine and a half basis points above the median of such group. The Board believed the investment management fee and actual total expense ratio of the Fund, as shown in the Lipper report, to be acceptable and noted that the Lipper report showed the Fund’s total expense ratio excluding investment-related expenses and taxes to be the third lowest in the Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief

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Semiannual Report | 31

FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semi-annual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2014. Additionally, the Fund expects to file, on or about April 27, 2015, such certifications with its Form N-CSRS for the six months ended February 28, 2015.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  April 24, 2015